Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events
21.
SUBSEQUENT EVENTS

On January 30, 2026, the Company entered into a sales agreement with A.G.P./Alliance Global Partners (the “Sales Agent”) to offer and sell from time to time its American depositary shares (“ADSs”), each representing 40 Class A ordinary shares, in an “at‑the‑market offering” with an aggregate offering amount of up to US$12,800,000 (the “ATM Program”). As of March 31, 2026, the Company had sold a nominal amount of ADSs under the ATM Program for gross proceeds of approximately $25,000.

On February 2, 2026, the Company issued 8,500,000 ADSs (representing 340,000,000 Class A ordinary shares) to the depositary as a reserve in relation to the ATM Program. No consideration was received by the Company for this issuance of ordinary shares. These ordinary shares are legally issued but are treated as escrowed shares for accounting purpose, and therefore, have been excluded from the computation of net loss per ordinary share for accounting purposes.

Effective as of March 9, 2026, the Company terminated the 2023 Plan, the 2023 Plan II and the 2025 Plan, and ceased making awards thereunder. All awards previously granted under the 2023 Plan, the 2023 Plan II and the 2025 Plan remain outstanding and continue to be governed by its terms and applicable award agreements.

On March 9, 2026, the Company adopted the 2026 Share Incentive Plan (the “2026 Plan”). Pursuant to the 2026 Plan, restricted shares units were granted to its directors, certain employees and non-employee consultants of the Group as approved by the administrator appointed by the board of directors. Shares granted under the 2026 Plan are generally subject to only service condition but with multiple vesting schedules. As of March 31, 2026, 1,600,000 of such share awards have been granted.